UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2021

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 7, 2021 (the "Annual Meeting"), the Company's shareholders elected ten directors to serve terms expiring at next year's annual meeting and approved three other proposals. The results of the voting were as follows:

Proposal 1:	Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Gary C. Bhojwani	123,978,510	750,485	45,006	3,365,615
Ellyn L. Brown	122,191,767	2,520,587	61,647	3,365,615
Stephen N. David	123,604,339	1,107,742	61,920	3,365,615
David B. Foss	123,755,077	957,203	61,721	3,365,615
Robert C. Greving	123,692,880	1,020,084	61,037	3,365,615
Mary R. Nina Henderson	122,701,002	2,010,466	62,533	3,365,615
Daniel R. Maurer	124,466,555	246,399	61,047	3,365,615
Chetlur S. Ragavan	124,613,952	98,340	61,709	3,365,615
Steven E. Shebik	124,630,503	74,463	69,035	3,365,615
Frederick J. Sievert	123,000,865	1,712,203	60,933	3,365,615

Proposal 2:	Approval, by non-binding advisory vote, of the executive compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
120,497,451	3,908,386	368,164	3,365,615

Proposal 3:	Approval of Amended and Restated Section 382 Shareholders Rights Plan.

For	Against	Abstain	Broker Non-Votes
108,830,526	15,911,536	31,939	3,365,615

Proposal 4:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021.

For	Against	Abstain
125,192,386	2,553,299	393,931

Item 8.01.	Other Events.

On May 7, 2021, the Company issued a press release to announce: (i) that its Board of Directors approved an additional $500 million to repurchase the Company's outstanding common stock; (ii) that its Board of Directors declared a quarterly dividend of 13 cents per common share payable on June 24, 2021, to shareholders of record at the close of business on June 10, 2021; and (iii) the results of the voting at the Annual Meeting on the proposals described above. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

99.1	Press release of CNO Financial Group, Inc. dated May 7, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 10, 2021
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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